UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

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HV BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HV Bancorp, Inc.

3501 Masons Mill Road, Suite 401

Huntingdon Valley, Pennsylvania 19006

(267) 280-4000

October 10, 2017

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of HV Bancorp, Inc. The annual meeting will be held at Huntingdon Valley Bank located at 2617 Huntingdon Pike, Huntingdon Valley, Pennsylvania at 8:00 a.m., local time, on November 15, 2017.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the annual meeting we will also report on our operations. Certain of our directors and officers will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The annual meeting is being held so that stockholders may be given the opportunity to elect directors and ratify the appointment of BDO USA, LLP, as the independent registered public accounting firm for the year ending June 30, 2018. For the reasons set forth in the Proxy Statement, the Board of Directors has determined that the matters to be considered at the annual meeting are in the best interests of our stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

It is important that your shares be represented at the annual meeting, whether or not you plan to attend personally. Please complete, sign and date the enclosed proxy card and return it as soon as possible in the postage-paid envelope provided so that your shares will be represented at the annual meeting. Alternatively, you may vote through the Internet or by telephone. Information and applicable deadlines for voting through the Internet or by telephone are set forth in the enclosed proxy card instructions. You may revoke your proxy at any time prior to its exercise, and you may attend the annual meeting and vote in person, even if you have previously returned your proxy card or voted via the Internet or by telephone. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote personally at the annual meeting.

We thank you for your prompt attention to this matter and appreciate your support.

Sincerely, /s/ Travis J. Thompson

Travis J. Thompson Chairman, President and Chief Executive Officer

HV Bancorp, Inc.

3501 Masons Mill Road, Suite 401

Huntingdon Valley, Pennsylvania 19006

(267) 280-4000

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 15, 2017

Notice is hereby given that the Annual Meeting of Stockholders of HV Bancorp, Inc. (the “Annual Meeting”) will be held at Huntingdon Valley Bank located at 2617 Huntingdon Pike, Huntingdon Valley, Pennsylvania, 19006 on November 15, 2017, at 8:00 a.m., local time.

A Proxy Statement for the Annual Meeting is enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1. the election of two directors;

2. the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending June 30, 2018; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 29, 2017 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO VOTE THEIR PROXY WITHOUT DELAY. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF HV BANCORP, INC. A WRITTEN REVOCATION OR VOTING BY PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING

The Notice, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.proxypush.com/HVBC for the Annual Meeting.

By Order of the Board of Directors

/s/ Janice Garner Janice Garner Corporate Secretary

Huntingdon Valley, Pennsylvania

October 10, 2017

PROXY STATEMENT

HV Bancorp, Inc.

3501 Masons Mill Road, Suite 401

Huntingdon Valley, Pennsylvania 19006

(267) 280-4000

ANNUAL MEETING OF STOCKHOLDERS

November 15, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of HV Bancorp, Inc. to be used at the Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at Huntingdon Valley Bank located at 2617 Huntingdon Pike, Huntingdon Valley, Pennsylvania 19006 on November 15, 2017, at 8:00 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 10, 2017.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of HV Bancorp, Inc. will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of HV Bancorp, Inc. at 3501 Masons Mill Road, Suite 401, Huntingdon Valley, Pennsylvania, 19006, delivering a later-dated proxy or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of HV Bancorp, Inc. prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of HV Bancorp, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on September 29, 2017 are entitled to one vote for each share then held. As of September 29, 2017, there were 2,182,125 shares of common stock issued and outstanding.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of September 29, 2017, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of our common stock. The mailing address for each of our directors and executive officers is 3501 Masons Mill Road, Suite 401, Huntingdon Valley, Pennsylvania 19006.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)		Percent of Shares of Common Stock Outstanding
Five Percent Stockholders
Lawrence B. Seidman 100 Lanidex Plaza, 1st Floor Parsippany, New Jersey 07054	175,090	(2)	8.0%
Directors and Executive Officers
Carl Hj. Asplundh, Jr., Director	10,000		*
Joseph F. Kelly, Director	30,000		1.4
John D. Behm, Director	30,000	(3)	1.4
Travis J. Thompson, Chairman, President and Chief Executive Officer	25,261	(4)	1.2
Scott W. Froggatt, Director	20,974	(5)	*
J. Chris Jacobsen, Executive Vice President and Chief Operating Officer	10,475	(6)	*
Joseph C. O’Neill, Jr., Executive Vice President and Chief Financial Officer	14,015	(7)	*
Charles S. Hutt, Executive Vice President and Chief Credit Officer	12,972	(8)	*
All directors and executive officers as a group (8 persons)	153,697		7.0%

*	Less than 1%.
(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2)	On a Schedule 13D/A filed with the Securities and Exchange Commission on September 12, 2017, Seidman and Associates, L.L.C. reported sole dispositive and voting power with respect to 26,934 shares of our common stock; Seidman Investment Partnership, L.P. reported sole dispositive and voting power with respect to 25,314 shares of our common stock; Seidman Investment Partnership II, L.P. reported sole dispositive and voting power with respect to 35,050 shares of our common stock; Seidman Investment Partnership III, L.P. reported sole dispositive and voting power with respect to 12,500 shares of our common stock; LSBK06-08, L.L.C. reported sole dispositive and voting power with respect to 19,345 shares of our common stock; Broad Park Investors, L.L.C. reported sole dispositive and voting power with respect to 22,812 shares of our common stock; Chewy Gooey Cookies, L.P. reported sole dispositive and voting power with respect to 12,500 shares of our common stock; CBPS, LLC reported sole dispositive and voting power with respect to 20,635 shares of our common stock; Veteri Place Corporation reported sole dispositive and voting power with respect to 100,344 shares of our common stock; JBRC I, LLC reported sole dispositive and voting power with respect to 12,500 shares of our common stock; and Lawrence B. Seidman reported sole dispositive and voting power with respect to 175,090 shares of our common stock.
(3)	Includes 30,000 shares held in a living trust.
(4)	Includes 261 shares held in Mr. Thompson’s 401(k) account and 25,000 shares that have been pledged as security for a loan.
(5)	Includes 20,974 shares held in Mr. Froggatt’s individual retirement account.
(6)	Includes 675 shares held in Mr. Jacobsen’s 401(k) account.
(7)	Includes 12,944 shares held in Mr. O’Neill’s 401(k) account.
(8)	Includes 8,172 shares held in Mr. Hutt’s 401(k) account and 5,000 shares that have been pledged as security for a loan.

Quorum

The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

Limitations on Voting

In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of our common stock are not entitled to any vote with respect to the shares held in excess of such limit.

Method of Counting Votes

As to the election of directors, a stockholder may vote FOR each nominee proposed by the Board or WITHHOLD authority to vote for each nominee being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

As to the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting is required for the ratification of BDO USA, LLP as the independent registered public accounting firm for the year ending June 30, 2018. Shares as to which “ABSTAIN” has been selected will have no effect on the outcome of the vote.

Participants in the ESOP and 401(k) Plan

Participants in the Huntingdon Valley Bank Employee Stock Ownership Plan (the “ESOP”) will each receive a Vote Instruction Form that reflects all of the shares that the participant may direct the trustee to vote on his or her behalf under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of HV Bancorp, Inc. common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of HV Bancorp, Inc. common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the ESOP, if no shares have been allocated to participants at the time of the stockholder vote, each participant will be deemed to have received one share for purposes of giving voting instructions. In addition, participants in the Huntingdon Valley Bank Employees Savings Plan (“401(k) Plan”) with an interest in the HV Bancorp, Inc. Stock Fund (“Stock Fund”) will receive a Vote Instruction Form that allows them to direct the 401(k) Plan trustee to vote their interest in the Stock Fund. If a participant does not direct the 401(k) Plan trustee as to how to vote his or her interest in the Stock Fund, the trustee will vote such interest in the same proportion as it has received voting instructions from other 401(k) Plan participants. The deadline for returning your ESOP Vote Instruction Form and/or 401(k) Vote Instruction Form is November 12, 2017 at 11:59 p.m. local time.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of five members. Our Bylaws provide that directors are divided into three classes, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Nominating and Corporate Governance Committee of the Board of Directors has nominated the following persons to serve as directors for three-year terms: Travis J. Thompson and Scott W. Froggatt. The two nominees are currently directors of HV Bancorp, Inc. and Huntingdon Valley Bank. The Board of Directors recommends a vote “FOR” the election of the nominees.

The table below sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.

Name	Position(s) Held With HV Bancorp, Inc.	Age(1)	Director Since(2)	Current Term Expires
NOMINEES
Travis J. Thompson	President, CEO and Chairman of the Board	44	2007	2017
Scott W. Froggatt	Director	57	1999	2017
CONTINUING DIRECTORS
Carl Hj. Asplundh, Jr.	Director	82	1985	2018
Joseph F. Kelly	Director	56	2012	2019
John D. Behm	Director	50	2016	2019
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Joseph C. O’Neill, Jr.	Executive Vice President and Chief Financial Officer	58	N/A	N/A
J. Chris Jacobsen	Executive Vice President and Chief Operating Officer	49	N/A	N/A
Charles S. Hutt	Executive Vice President and Chief Credit Officer	59	N/A	N/A

(1)	As of June 30, 2017.
(2)	Includes service with Huntingdon Valley Bank and HV Bancorp, Inc.

The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee to determine that the person should serve as a director. Each director of HV Bancorp, Inc. is also a director of Huntingdon Valley Bank, and if elected each nominee will be appointed as a director of Huntingdon Valley Bank.

Nominees and Continuing Directors

Travis J. Thompson was appointed President and Chief Executive Officer of Huntingdon Valley Bank in January 2013 and Chairman of the Board in July 2016. He has been Chairman of the Board of HV Bancorp, Inc. from its inception. From 2006 through 2012, Mr. Thompson was an executive officer of Suburban Marble & Granite Inc., first as its Chief Operating Officer and later as its President. From 1998 to 2006, Mr. Thompson was an associate, shareholder and managing shareholder at the law firm of Liederbach, Hahn, Foy, VanBlunk & Thompson PC, which merged into the law firm of Stark & Stark. Mr. Thompson was solicitor to Huntingdon Valley Bank for most of this period and represented several other local community banks in the late 1990s and early 2000s. Mr. Thompson’s business and legal experience, as well as his long relationship with Huntingdon Valley Bank, are among his qualifications to serve as a director.

Scott W. Froggatt is currently a Senior Vice President at Land Services USA, Inc., a large title insurance agency located in Philadelphia, a position he has held since August 2015. Previously, Mr. Froggatt was an Executive Vice President at Robert Chalphin Associates Inc., a title insurance agency. Mr. Froggatt worked for Robert Chalphin Associates since 1981. Prior to joining Robert Chalphin Associates, Mr. Froggatt was vice president/title insurance underwriting at UGT – MidAtlantic Inc., and vice president/audits, marketing, management and commercial closings at Stewart of Pennsylvania Inc. He has served on many committees for Pennsylvania Land Title Association, and has earned the designation of Associate Land Title Professional. He also is a Trustee of the Old School Baptist Meetinghouse. Mr. Froggatt’s business and financial experience and contacts in the local community are among his qualifications to serve as a director.

Carl Hj. Asplundh, Jr. began working for Asplundh Tree Expert Company in 1953. He is now retired. He was Chairman of the Board of that company from 1996 until 2000. At various times he served on the boards of Doylestown Hospital, The Heritage Conservancy of Bucks County, and Bryn Athyn Academy. Mr. Asplundh’s business and financial experience and contacts in the local community are among his qualifications to serve as a director.

John D. Behm is the co-founder and co-Managing Principal of the Philadelphia and Princeton offices of Cresa, a tenant-only commercial real estate firm. Mr. Behm began working at Cresa in 1996 and has worked on a variety of commercial real estate matters at Cresa, including process management, real estate administration, planning, managing and negotiating leases, building sales/purchases, build-to-suit projects, land sales/purchases, and renewals and dispositions for end users of space on a local, national and international basis. Mr. Behm’s commercial real estate and business experience and contacts in the local community are among his qualifications as a director.

Joseph F. Kelly is currently President/Owner of J.M.J.M. Inc., a construction company, a position he has held since 1991. In addition, Mr. Kelly owns and manages several residential and commercial properties. Mr. Kelly has served on many homeowners and condominium association boards. He has worked in various capacities, including property management. He is also a licensed real estate builder owner salesperson. Mr. Kelly’s business experience, including experience with his construction company and as the owner/manager of residential and commercial properties, are among his qualifications to serve as a director.

Executive Officers Who Are Not Directors

Joseph C. O’Neill, Jr. was appointed Executive Vice President and Chief Financial Officer on July 1, 2016. He was previously Senior Vice President and Chief Financial Officer of Huntingdon Valley Bank beginning in January 2010, and assumed the additional duties of Chief Operating Officer from January 2013 until June 2016. In his current position, Mr. O’Neill is responsible for Huntingdon Valley Bank’s finance, accounting and deposit operations, including policies and procedures, as well as coordination and maintenance of accounting and management reporting systems. Mr. O’Neill is also responsible for regulatory reporting, tax and cost accounting and Huntingdon Valley Bank’s investment portfolio. From 1999 to 2009, Mr. O’Neill held various positions with General Motors and General Motors Acceptance Corporation, including chief financial officer for General Motors’ wholly owned thrift subsidiary, vice president for financial reporting for GMAC Commercial Mortgage and divisional controller for GMAC Residential Mortgage.

Charles S. Hutt has been employed by Huntingdon Valley Bank since 2007. He was appointed Executive Vice President and Chief Credit Officer on July 1, 2016. Previously, he was Senior Vice President and Chief Credit Officer beginning in January 2013. Between 2007 and 2013, Mr. Hutt was Senior Vice President of Residential Lending at Huntingdon Valley Bank. Mr. Hutt is responsible for Huntingdon Valley Bank’s lending portfolio, as well as for retail loan originations and sales operations.

J. Chris Jacobsen was appointed Executive Vice President and Chief Operating Officer in June 2016. In his current position, Mr. Jacobsen is responsible for the retail branch network, information technology, compliance, marketing and human resources. Mr. Jacobsen has more than 25 years of banking experience, including serving as Senior Vice President/Retail Banking at Roxborough-Manayunk Bank from 2000 to 2003 when it was acquired by Citizens Bank. Following the acquisition, Mr. Jacobsen was appointed Senior Vice President/Business Strategy at Citizens Bank where he worked on mergers and acquisitions. In 2005, Mr. Jacobsen joined St. Edmond’s Federal Savings Bank and was appointed Executive Vice President and Chief Operating Officer, a position he held until 2012 when the bank was acquired by Beneficial Bank where Mr. Jacobsen subsequently served as Market Director prior to joining Huntingdon Valley Bank.

Board Independence

The board of directors has determined that each of our directors, with the exception of Chairman, President and Chief Executive Officer Travis J. Thompson, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Mr. Thompson is not independent because he is an executive officer of HV Bancorp, Inc. In determining the independence of the other directors, the board of directors considered loans made to Director Asplundh and/or his related parties.

Board Leadership Structure and Risk Oversight

The Board of Directors currently combines the position of Chairman of the Board with the position of Chief Executive Officer, coupled with a lead independent director position to further strengthen HV Bancorp, Inc.’s corporate governance structure. Scott W. Froggatt serves as our lead independent director. The Board of Directors believes this provides an efficient and effective leadership model for HV Bancorp, Inc. Combining the Chairman of the Board and Chief Executive Officer positions fosters clear accountability, effective decision-making, and alignment on corporate strategy. The Board of Directors believes its administration of its risk oversight function is enhanced by the Board’s leadership structure. To assure effective independent oversight, the Board has adopted a number of governance practices, including holding executive sessions of the independent directors after Board meetings, as needed, and the Compensation Committee conducts performance evaluations of the Chairman of the Board and Chief Executive Officer.

The Board of Directors is actively involved in oversight of risks that could affect HV Bancorp, Inc. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within HV Bancorp, Inc. as well as through internal and external audits. Risks relating to the direct operations of Huntingdon Valley Bank are further overseen by the Board of Directors of Huntingdon Valley Bank, who are the same individuals who serve on the Board of Directors of HV Bancorp, Inc. The Board of Directors of Huntingdon Valley Bank also has additional committees that conduct risk oversight separate from HV Bancorp, Inc. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Except for Joseph C. O’Neill, Jr. who filed one late form 4 reporting one late transaction, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports for 2017 on a timely basis.

Code of Ethics

HV Bancorp, Inc. has adopted a Code of Ethics that is applicable to its senior financial officers, including the principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions. We have posted this Code of Ethics on the Investor Relations link on our Internet website at www.myhvb.com. Amendments to and waivers from the Code of Ethics will also be disclosed on HV Bancorp, Inc.’s website.

Attendance at Annual Meetings of Stockholders

HV Bancorp, Inc. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. We did not have an annual meeting in 2016.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: HV Bancorp, Inc., 3501 Masons Mill Road, Suite 401, Huntingdon Valley, Pennsylvania 19006, Attention: Secretary. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Secretary may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed. The Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Meetings and Committees of the Board of Directors

The business of HV Bancorp, Inc. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the NASDAQ Stock Market) meet in executive sessions. The standing committees of the Board of Directors of HV Bancorp, Inc. are the Audit, Compensation and Nominating and Corporate Governance Committees.

The Board of Directors of HV Bancorp, Inc. had 14 meetings during the year ended June 30, 2017. No member of the Board of Directors of HV Bancorp, Inc. or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served).

Audit Committee. The Audit Committee is comprised of Directors Behm (Chair), Kelly and Froggatt, each of whom is “independent” in accordance with applicable SEC rules and Nasdaq listing standards. The Audit Committee also serves as the audit committee of the board of directors of Huntingdon Valley Bank. The Board of Directors has determined that John D. Behm qualifies as an “audit committee financial expert” as defined under applicable SEC rules. In addition, each Audit Committee member has the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee’s functions.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our Investor Relations link on our Internet website at www.myhvb.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of HV Bancorp, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee of HV Bancorp, Inc. met four times during the year ended June 30, 2017.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Directors Froggatt (Chair), Asplundh and Kelly, each of whom is independent in accordance with Nasdaq listing standards. The Nominating and Corporate Governance Committee also serves as the nominating committee of the board of directors of Huntingdon Valley Bank. The Nominating and Corporate Governance Committee operates under a written charter which is available on the Investor Relations link on our Internet website at www.myhvb.com. The Nominating and Corporate Governance Committee of HV Bancorp, Inc. met one time during the year ended June 30, 2017.

The Nominating and Corporate Governance Committee does not have a formal policy or specific guidelines regarding diversity among board members. However, the Nominating and Corporate Governance Committee seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Nominating and Corporate Governance Committee also seeks directors who can continue to strengthen Huntingdon Valley Bank’s position in its community and can assist Huntingdon Valley Bank with business development through business and other community contacts. The Nominating and Corporate Governance Committee considers the following criteria in evaluating and selecting candidates for nomination:

•	eligibility criteria in HV Bancorp, Inc.’s bylaws;

•	the extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board of Directors;

•	the candidate’s relevant financial, regulatory and business experience and skills, including knowledge of the banking and financial services industries, familiarity with the operations of public companies and the ability to read and understand financial statements;

•	the candidate’s familiarity with the HV Bancorp, Inc.’s market areas, participation in local business, civic, or charitable organizations, and ties to local businesses;

•	the candidate’s personal and professional integrity, honesty and reputation;

•	the candidate’s ability to represent the best interests of HV Bancorp, Inc. and its stockholders, including potential for conflicts of interest with the candidate’s other endeavors;

•	the candidate’s ability to devote sufficient time and energy to perform his or her duties, including the ability to attend meetings;

•	whether or not the candidate would be independent under applicable SEC rules and Nasdaq listing standards for purposes of service on the Board of Directors or on any particular committee; and

•	any other factors that the Nominating Committee deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of HV Bancorp, Inc.’s stockholders, employees, customers and communities, the current composition and size of the Board of Directors, the balance of management and independent directors.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to HV Bancorp, Inc.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.

During the year ended June 30, 2017 we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

The Nominating and Corporate Governance Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Secretary at 3501 Masons Mill Road, Suite 401, Huntingdon Valley, Pennsylvania 19006. In order for the Nominating and Corporate Governance Committee to consider a candidate suggested by a stockholder, the Secretary must receive a submission not less than 120 days prior to the anniversary date of the proxy statement relating to the prior year’s annual meeting of stockholders. The submission must include the following:

•	the name, address and contact information of the candidate, and the number of shares of HV Bancorp, Inc.’s common stock that are owned by the candidate (and appropriate evidence if the candidate is not a holder of record);

•	a statement of the candidate’s business and educational experience;

•	an affidavit that such person would not be disqualified under the provisions of Section 3.13 of HV Bancorp, Inc.’s Bylaws;

•	such other information regarding the candidate as would be required to be included in HV Bancorp, Inc.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	the candidate’s written consent to serve as a director;

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•	a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	the name and address of the stockholder, and the number of shares of HV Bancorp, Inc.’s common stock that are owned by such stockholder (and appropriate evidence if the stockholder is not a holder of record); and

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate.

Submissions that are received and that satisfy the above requirements are forwarded to the Nominating and Corporate Governance Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

Compensation Committee. The Compensation Committee is comprised of Directors Froggatt (Chair), Asplundh and Kelly, each of whom is independent in accordance with applicable Nasdaq listing standards. No member of the Compensation Committee is a current or former officer or employee of HV Bancorp, Inc. or Huntingdon Valley Bank. The Compensation Committee also serves as the compensation committee of the board of directors of Huntingdon Valley Bank. The Compensation Committee of HV Bancorp, Inc. met one time during the year ended June 30, 2017.

The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommending to the entire Board of Directors) the compensation of the Chief Executive Officer and the other senior executive officers. No executive officer who is also a director participates with respect to decisions on his compensation. The Compensation Committee will also administer any stock-based incentive or compensation plan that HV Bancorp, Inc. may adopt in the future. The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions. The Compensation Committee did not engage a compensation consulting firm in 2017.

The Compensation Committee operates under a written charter which is available on the Investor Relations link on our Internet website at www.myhvb.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.

Our goal is to determine appropriate compensation levels that will enable us to meet the following objectives:

•	to attract, retain and motivate an experienced, competent executive management team;

•	to reward the executive management team for the enhancement of stockholder value based on our annual performance and the market price of our stock;

•	to provide compensation rewards that are adequately balanced between short-term and long-term performance goals; and

•	to maintain compensation levels that are competitive with other financial institutions, particularly those comparable in asset size and market area.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers and the overall performance of HV Bancorp, Inc. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers and on matters of compensation philosophy, plan design and general guidelines for employee compensation. However, the Chief Executive Officer does not vote on and is not present for any discussion of his own compensation.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended June 30, 2017;

•	We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

•	We received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm their independence from us.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2017 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that HV Bancorp, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

John D. Behm (Chair)
Joseph F. Kelly
Scott W. Froggatt

Executive Officer Compensation

Summary Compensation Table. The following table sets forth the total compensation paid to Travis J. Thompson, who served as principal executive officer of HV Bancorp, Inc. during 2017 and the total compensation paid to our two other most highly compensated executive officers who earned total compensation in excess of $100,000 for 2017. Each individual listed in the table below is referred to as a named executive officer.

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)(1)	Non-Equity Incentive Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Travis J. Thompson President and Chief Executive Officer	2017 2016	200,000 180,000	173,000 150,000	—	4,348 2,187	377,348 332,187
Joseph C. O’Neill, Jr., Executive Vice President and Chief Financial Officer	2017 2016	150,000 150,000	47,000 65,000	—	3,725 1,457	200,725 216,457
Charles S. Hutt Executive Vice President and Chief Credit Officer	2017 2016	175,000 175,000	— —	169,618 226,470	4,384 2,255	349,002 403,725

(1)	See “—Bonuses,” below, for a description of the amounts in this column.
(2)	See “Bonuses—Non-Equity Incentive Compensation,” below, for a description of the amount in this column.
(3)	For the year ended June 30, 2017, no Named Executive Officer had perquisites, the aggregate value of which exceeded $10,000. The amounts in this column for each Named Executive Officer represent the employer contributions made by Huntingdon Valley Bank under the 401(k) Plan.

Employment Agreements

Huntingdon Valley Bank entered into individual employment agreements with Travis J. Thompson, Joseph C. O’Neill, Jr., Charles S. Hutt and J. Christopher Jacobsen, each of which (with the exception of Mr. Jacobsen’s agreement) has an initial term of three years. Mr. Jacobsen’s agreement has an initial term of one year. Commencing on the first anniversary date of the agreement and continuing on each anniversary date thereafter, the term of each agreement will renew for one year, unless written notice of non-renewal is provided by the board of directors at least 30 days prior to any anniversary date. Prior to each notice period for non-renewal, the disinterested members of the board of directors will conduct a comprehensive performance evaluation of each executive for purposes of determining whether to take action regarding non-renewal of his employment agreement.

The employment agreements provide a base salary for each of Messrs. Thompson, O’Neill, Hutt and Jacobsen in the amounts of $200,000, $150,000, $175,000 and $150,000, respectively. The base salaries may be increased, but not decreased (other than a decrease which is applicable to all senior officers). In addition to base salary, each executive will be entitled to participate in any bonus program and benefit plan made available to senior management employees, and will be reimbursed for all reasonable business expenses incurred.

In the event of each executive’s involuntary termination of employment for reasons other than cause, disability or death, or in the event of his resignation for “good reason,” (a “qualifying termination event”), the executive will receive a lump sum cash severance payment equal to the amount base salary that he would have earned had he remained employed for the duration of his “benefit period.” The benefit period for Mr. Thompson is 12 months or, if greater, the remaining term of his agreement as of his date of termination. For Messrs. O’Neill and Hutt, their benefit periods are each for the lesser of 24 months or the remaining term of their agreements as of their date of termination, provided, however that such periods shall be no less than 12 months. The benefit period for Mr. Jacobsen is 12 months. In addition, each executive will be entitled to receive life insurance and non-taxable medical and dental insurance coverage substantially comparable to the coverage maintained by Huntingdon Valley Bank for the aforementioned benefit period or, if earlier, until the date on which the executive becomes a full-time employee of another employer and receives comparable health and welfare benefits. For purposes of the employment agreements, “good reason” is defined as: (1) a material reduction in base salary or benefits (other than reduction by Huntingdon Valley Bank that is part of a good faith, overall reduction of such benefits applicable to all employees); (2) a material reduction in the executive’s duties or responsibilities; (3) a relocation of the executive’s principal place of employment by more than 25 miles from the executive’s principal place of employment as of the initial effective date of the employment agreement; or (4) a material breach of the employment agreement by Huntingdon Valley Bank. In order to be entitled to the severance benefits set forth above, the executive will be required to enter into a release of claims against Huntingdon Valley Bank related to his employment.

If the executive’s qualifying termination event occurs on or after the effective date of a change in control of HV Bancorp, Inv. or Huntingdon Valley Bank, the executive will be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times (or one time for Mr. Jacobsen) the executive’s highest annual rate of base salary and bonus paid, or earned, during the calendar year of the change in control or either of the two calendar years immediately preceding the change in control. Such payment will be payable in a lump sum within 30 days following the executive’s date of termination. In addition, Huntingdon Valley Bank (or its successor) will continue to provide the executive with life insurance and non-taxable medical and dental insurance coverage substantially comparable to the coverage provided to the executive immediately prior to his date of termination at no cost to the executive. Such continued coverage will cease upon the earlier of: (1) the date which is three years (or one year for Mr. Jacobsen) after the executive’s date of termination; or (2) the date on which the executive becomes a full-time employee of another employer and receives comparable health and welfare benefits.

In addition, if the executive dies while employed, the executive’s estate or beneficiary will be paid his base salary for one year following death, and his family will continue to receive non-taxable medical and dental coverage for one year after his death. The executive will not receive any additional compensation or benefits under his employment agreement in the event he becomes disabled.

Upon termination of employment (other than a termination in connection with a change in control), each executive will be required to adhere to one-year non-competition and non-solicitation covenants.

Bonuses

Discretionary Bonuses. The Compensation Committee has the authority to award discretionary bonus payments to the Named Executive Officers. While strict numerical formulas are not used to quantify the Named Executive Officers’ bonus payments, both company-wide and individually-based performance objectives are used to determine bonus payments. Company-wide performance objectives focus on earnings, growth, expense control and asset quality, which are customary metrics used by similarly-situated financial institutions in measuring performance. Individually-based performance objectives are determined based on the individual’s responsibilities and contributions to our successful operation. Both the company-wide and individually-based performance objectives are evaluated by the Compensation Committee on an annual basis and also as a trend of performance measured over the prior three years. The Compensation Committee also takes into consideration outside factors that impact our performance, such as national and local economic conditions, the interest rate environment, regulatory mandates and the level of competition in our primary market area.

Based on the foregoing, for the year ended June 30, 2017, Messrs. Thompson and O’Neill earned a bonus of $173,000 and $47,000, respectively, in recognition of their performance and efforts.

Non-Equity Incentive Compensation. In connection with our strategy of selling long-term, conforming fixed rate residential mortgage loans in the secondary market, Huntingdon Valley Bank established a bonus pool based on achieving certain performance criteria, including revenue and operating income margin as well as loan quality and compliance with laws for the calendar year ended December 31, 2016. The bonus pool was allocated to Mr. Hutt and his residential staff in January 2017, which resulted in Mr. Hutt receiving a bonus of $169,618.

Benefit Plans

401(k) Plan. Huntingdon Valley Bank maintains the Huntingdon Valley Bank 401(k) Profit Sharing Plan and Trust (the “401(k) Plan”). The Named Executive Officers are eligible to participate in the 401(k) Plan just like any other employee. Employees who are 21 or older and have completed two consecutive months of service are eligible to participate in the 401(k) Plan.

Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, up to 96% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. For 2017, the salary deferral contribution limit is $18,000, provided, however, that a participant over age 50 may contribute an additional $6,000, for a total contribution of $24,000. In addition to salary deferral contributions, Huntingdon Valley Bank may make during the plan year: (1) a discretionary matching contribution to each participant’s account based on a percentage of the participant’s salary deferral contribution; and/or (2) a profit sharing contribution that would be allocated to each participant’s account pro-rata on the basis of each participant’s compensation relative to the aggregate compensation of all participants. For the year ended June 30, 2017, Huntingdon Valley Bank made a $80,000 profit sharing contribution to the 401(k) Plan. A participant is always 100% vested in his or her salary deferral contributions. However, a participant will vest in his or her employer contributions at a rate of 20% per year after the completion of two years of credited service, such that the participant will be 100% vested upon completion of six years of credited service. The 401(k) Plan permits a participant to direct the investment of his or her own account into various investment options offered, including HV Bancorp, Inc. common stock through the Stock Fund.

Generally, a participant (or participant’s beneficiary) may receive a distribution from his or her vested account beginning at retirement, age 59  1/2 (while employed with Huntingdon Valley Bank), death, disability or termination of employment, and elect for the distribution to be paid in the form of a lump sum payment or annuity or installment payments.

Employee Stock Ownership Plan. Concurrent with the completion of the mutual-to-stock conversion of Huntingdon Valley Bank and initial public offering of HV Bancorp, Inc. (collectively, the “conversion”), Huntingdon Valley Bank adopted the Huntingdon Valley Bank Employee Stock Ownership Plan (the “ESOP”) for eligible employees. Eligible employees who have attained age 21 and are employed with Huntingdon Valley Bank as of January 11, 2017 began participation in the ESOP on the later of the effective date of the ESOP or upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period.

On behalf of the ESOP, the ESOP trustee purchased 174,570 shares of HV Bancorp, Inc. common stock issued in the after-market following the completion of the conversion. The ESOP funded its stock purchase with a loan from HV Bancorp, Inc. equal to the aggregate purchase price of the common stock. The loan will be repaid principally through Huntingdon Valley Bank’s contribution to the ESOP and dividends payable on common stock held by the ESOP over the anticipated 20-year term of the loan. The interest rate for the ESOP loan is an adjustable rate equal to the prime rate, as published in The Wall Street Journal, on January 11, 2017. Thereafter the interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

The trustee will hold the shares purchased by the ESOP in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as the trustee repays the loan. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. Each participant will vest in his or her benefit at a rate of 20% per year beginning in the second year, such that the participant will be fully vested upon completion of six years of credited service. However, each participant who was employed by Huntingdon Valley Bank prior to the offering will receive credit for vesting purposes for years of service prior to the adoption of the ESOP. A participant also will become fully vested automatically in his or her benefit upon normal retirement, death or disability, or termination of the ESOP. Generally, a participant will receive a distribution from the ESOP upon separation from service. The ESOP reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

Director Compensation

The following table sets forth for the year ended June 30, 2017 certain information as to the total remuneration we paid to our directors other than Travis J. Thompson.

Directors Compensation Table
Name	Fees earned or paid in cash ($)	All Other Compensation ($)(1)	Total ($)
Carl Hj. Asplundh, Jr.	20,350	—	20,350
Joseph F. Kelly	28,950	—	28,950
John D. Behm	25,500	—	25,500
Scott W. Froggatt	28,350	—	28,350

(1)	No director received perquisites or personal benefits that, in the aggregate, were greater than or equal to $10,000 in 2017.

For the year ended June 30, 2017, each director of Huntingdon Valley Bank was paid a fee of $1,500 per meeting attended. Additionally, each director was paid a fee for his service on a committee in the amount of $350 for each committee meeting attended and the chairman of such committee was paid $450 for each committee meeting attended. For fiscal year 2017, each person who served as a director of HV Bancorp, Inc. also served as a director of Huntingdon Valley Bank and earned director and committee fees only in his or her capacity as a board or committee member of Huntingdon Valley Bank. Mr. Thompson received no director compensation for his service on the board of directors.

Transactions With Certain Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Huntingdon Valley Bank, to their executive officers and directors in compliance with federal banking regulations.

The aggregate outstanding amount of our loans to our executive officers, directors and their related parties was $4.1 million at June 30, 2017. At June 30, 2017, all of our loans to directors, executive officers and their related parties were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Huntingdon Valley Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at June 30, 2017, and were made in compliance with federal banking regulations.

Additionally, any transactions that would be required to be reported must be reviewed by our audit committee or another independent body of the board of directors. Any transaction with a director is reviewed by and subject to approval of the members of the board of directors who are not directly involved in the proposed transaction to confirm that the transaction is on terms that are no more favorable than those that would be available to us from an unrelated third party through an arms-length transaction.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the year ended June 30, 2017 and 2016 was BDO USA, LLP. Our Audit Committee has approved the engagement of BDO USA, LLP to be our independent registered public accounting firm for the year ending June 30, 2018. A representative of BDO USA, LLP is expected to attend the annual meeting to respond to appropriate questions and to make a statement if they so desire.

The Audit Committee of HV Bancorp, Inc. has approved the engagement of BDO USA, LLP to be our independent registered public accounting firm for the year ending June 30, 2018, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of BDO USA, LLP for the year ending June 30, 2018.

Even if the engagement of BDO USA, LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of HV Bancorp, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by BDO USA, LLP during the years ended June 30, 2017 and 2016.

	Year Ended June 30, 2017	Year Ended June 30, 2016
Audit Fees	$84,000	$111,916
Audit-Related Fees	$138,272	$1,800
Tax Fees	$27,664	$19,413
All Other Fees	$—	$—

Audit Fees. The aggregate fees billed to us for professional services rendered for the audit of our annual consolidated financial statements, review of the consolidated financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with our engagement were $84,000 and $111,916 during the years ended June 30, 2017 and 2016, respectively.

Audit Related Fees. During the year ended June 30, 2017 audit-related fees of $138,272 were billed, all of which consisted of fees for services related to the mutual-to-stock conversion of Huntingdon Valley Bank and our stock offering, including review of the registration statement and prospectus, the issuance of consents, participation in drafting sessions, the preparation of accounting opinions, assistance with responses to regulatory accounting comments and the preparation of a comfort letter. During the year ended June 30, 2016, audit-related fees of $1,800 were billed, all of which consisted of fees for services related to review of a report of written documentation of the internal controls.

Tax Fees. The aggregate fees billed to us for professional services rendered for tax preparation, tax consultation and tax compliance were $27,664 and $19,413 during the years ended June 30, 2017 and 2016, respectively.

All Other Fees. There were no other fees billed during the years ended June 30, 2017 and 2016, respectively.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax compliance services and tax advice rendered and services performed in connection with the mutual-to-stock conversion of Huntingdon Valley Bank and our related stock offering, was compatible with maintaining the independence of BDO USA, LLP. The Audit Committee concluded that performing such services did not affect the independence of BDO USA, LLP in performing its function as our independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of our engagement of BDO USA, LLP.

The Board of Directors recommends a vote “FOR” the ratification of BDO USA, LLP as independent registered public accounting firm for the year ending June 30, 2018.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for our 2018 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at HV Bancorp, Inc.’s executive office, 3501 Masons Mill Road, Suite 401, Huntingdon Valley, Pennsylvania 19006, no later than June 12, 2018. If the date of the 2018 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

In order to be considered at our 2018 Annual Meeting of Stockholders, but not included in proxy materials, a stockholder nomination for director or proposal to take action at such meeting must be received by the Secretary of HV Bancorp, Inc. at the principal executive office of HV Bancorp, Inc. by no later than the close of business on the 110th day prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting and not earlier than the close of business on the 120th day prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting; provided, that if the date of the annual meeting is advanced more than 30 days prior to the anniversary of the preceding year’s annual meeting, such written notice shall be timely if delivered or mailed to and received by the Secretary of HV Bancorp, Inc. at the principal executive office of HV Bancorp, Inc. not later than the tenth day following the day on which public disclosure of the date of such meeting is first made. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter: (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on the books of HV Bancorp, Inc. and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

A notice with respect to director nominations must include (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of HV Bancorp, Inc.; (ii) an affidavit that such person would not be disqualified under the provisions of Section 3.13 of our bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on HV Bancorp, Inc.’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of HV Bancorp, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by HV Bancorp, Inc. HV Bancorp, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of HV Bancorp, Inc. may solicit proxies personally or by telephone without additional compensation. Our 2017 Annual Report to Stockholders has been mailed to all stockholders of record as of September 29, 2017. Any stockholder may obtain a copy of the Annual Report on Form 10-K through our website, by calling us or writing us at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

Investor Relations
HV Bancorp, Inc. 3501 Masons Mill Road, Suite 401
Huntingdon Valley, Pennsylvania 19006
Phone: (267) 280-4000 www.myhvb.com

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Janice Garner

Janice Garner Corporate Secretary

Huntingdon Valley, Pennsylvania

October 10, 2017

HV Bancorp, Inc.

ANNUAL MEETING OF HV BANCORP, INC.

Date: November 15, 2017
Time: 8:00 a.m. (Local Time)
Place: Huntingdon Valley Bank, 2617 Huntingdon Pike, Huntingdon Valley, Pennsylvania, 19006

Please make your marks like this: ☒ Use dark black pencil or pen only

The Board of Directors Recommends a Vote **FOR** proposals 1 and 2.

1: Election of Directors, Each to serve for a three-year term.

	For	Withhold
01 Travis J Thompson	☐	☐
02 Scott W Froggatt	☐	☐

	For	Against	Abstain
2: The ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the year ending June 30, 2018.	☐	☐	☐

To attend the meeting and vote your shares in person, please mark this box. ☐

Authorized Signatures - This section must be completed for your Instructions to be executed.

____________________ Please Sign Here   ________________ Please Date Above

____________________ Please Sign Here   ________________ Please Date Above

Please sign exactly as your name(s) appears on this card. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

HV Bancorp, Inc.

Annual Meeting of HV Bancorp, Inc.
to be held on Wednesday, November 15, 2017
for Holders as of September 29, 2017

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/HVBC
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

Call
866-859-2443
- Use any touch-tone telephone.
- **Have your Proxy Card.**
- Follow the simple recorded instructions.

OR

MAIL
- Mark, sign and date your Proxy Card.
- Detach your Proxy Card.
- Return your Proxy Card in the postage-paid envelope provided.

The undersigned hereby appoints the official proxy committee, consisting of all members of the Board of Directors who are not standing for election at the Annual Meeting of Stockholders ("Annual Meeting"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of HV Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting to be held at Huntingdon Valley Bank, 2617 Huntingdon Pike, Huntingdon Valley, Pennsylvania, 19006 on November 15, 2017, at 8:00 a.m., local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

All votes must be received by 11:59 P.M., Eastern Time, November 14, 2017.

PROXY TABULATOR FOR

HV BANCORP, INC.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

OFFICE #

Proxy — HV Bancorp, Inc.
Annual Meeting of Stockholders
November 15, 2017, (8:00) a.m. (Eastern Daylight Time)
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints the official proxy committee, consisting of all members of the Board of Directors who are not standing for election at the Annual Meeting of Stockholders ("Annual Meeting"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of HV Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting to be held at Huntingdon Valley Bank, 2617 Huntingdon Pike, Huntingdon Valley, Pennsylvania, 19006 on November 15, 2017, at 8:00 a.m., local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

The purpose of the Annual Meeting is to take action on the following:

1. The election of Travis J. Thompson and Scott W. Froggatt, each to serve for a three-year term.
2. The ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the year ending June 30, 2018.

The Board of Directors of the Company recommends a vote "FOR" all nominees for director and "FOR" each proposal.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated October 10, 2017 and the 2017 Annual Report to Stockholders.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" all nominees for director and "FOR" each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

→ Please separate carefully at the perforation and return just this portion in the envelope provided. →

HV Bancorp, Inc.

ANNUAL MEETING OF HV BANCORP, INC.

Date: November 15, 2017
Time: 8:00 a.m. (Local Time)
Place: Huntingdon Valley Bank, 2617 Huntingdon Pike, Huntingdon Valley, Pennsylvania, 19006

Please make your marks like this: ☒ Use dark black pencil or pen only

The Board of Directors Recommends a Vote **FOR** proposals 1 and 2.

	For	Withhold	
1: Election of Directors, Each to serve for a three-year term.			
01 Travis J Thompson	☐	☐	
02 Scott W Froggatt	☐	☐	

	For	Against	Abstain
2: The ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the year ending June 30, 2018.	☐	☐	☐

Authorized Signature - This section must be completed for your Instructions to be executed.

Please Sign Here ______________________ Please Date Above ______________________

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

HV Bancorp, Inc.

Annual Meeting of HV Bancorp, Inc.
to be held on Wednesday, November 15, 2017
for Holders as of September 29, 2017

This voting instruction form is being solicited on behalf of the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/HVBC
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

Call

866-859-2443
- Use any touch-tone telephone.
- **Have your Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL
- Mark, sign and date your Voting Instruction Form.
- Detach your Voting Instruction Form.
- Return your Voting Instruction Form in the postage-paid envelope provided.

All votes for 401(k) participants must be received by 11:59 P.M., Eastern Time, November 12, 2017.

PROXY TABULATOR FOR

HV BANCORP, INC.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

OFFICE #

HV BANCORP, INC.
CONFIDENTIAL 401(k) PLAN VOTING INSTRUCTIONS
HUNTINGDON VALLEY BANK 401(k) PROFIT SHARING PLAN AND TRUST
THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON NOVEMBER 15, 2017

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of HV Bancorp, Inc. (the "Company"), you are receiving the attached 401(k) Plan Vote Authorization Form to convey to Pentegra Trust Company (the "401(k) Plan Trustee") your voting instructions with respect to shares of the Company's common stock allocated to your account in the Huntingdon Valley Bank 401(k) Profit Sharing Plan and Trust (the "401(k) Plan") on the proposals to be presented at the Company's Annual Meeting of Stockholders to be held at Huntingdon Valley Bank at 2617 Huntingdon Pike, Huntingdon Valley, PA 19006 on Wednesday, November 15, 2017 at 8:00 a.m., Eastern Standard Time ("EST").

The 401(k) Plan allows participants to direct the 401(k) Plan Trustee how to vote the common stock allocated to the participant's 401(k) Plan account. As a participant in the 401(k) Plan with an investment in the HV Bancorp Stock Fund as of September 29, 2017, the record date for the Annual Meeting, you are entitled to instruct the 401(k) Plan Trustee how to vote the shares of Company common stock allocated to your account at the Annual Meeting by completing and returning the 401(k) Plan Vote Authorization Form.

Mediant is the agent that will receive the 401(k) Vote Authorization Forms and tabulate the results. In order to direct the voting of the shares allocated to your account, you must either complete, sign and date the 401(k) Plan Vote Authorization Form and return it in the accompanying postage-paid envelope to Mediant or you may provide your voting instructions via the Internet or by telephone, as described on the enclosed 401(k) Vote Authorization Form. In any event your voting instructions must be received no later than 11:59 p.m., EST, on November 12, 2017.

The 401(k) Plan Trustee will vote the shares of Company common stock held in the 401(k) Plan in accordance with the timely received and completed voting instructions received from participants, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

YOUR VOTING INSTRUCTIONS MUST BE RECEIVED BY MEDIANT NO LATER THAN 11:59 P.M. EASTERN TIME, NOVEMBER 12, 2017. YOUR INDIVIDUAL VOTE WILL NOT BE REVEALED TO THE COMPANY.

Your confidential vote and the votes of other participants will be tallied by Mediant and the results provided to the 401(k) Plan Trustee who will:

1. Vote the shares for which voting instructions are timely received in accordance with such instructions; and

2. Vote the shares as to which no timely instructions have been received, in the same proportion as shares for which the Trustee has received timely voting instructions, subject to its fiduciary duties under ERISA. If you do not direct the 401(k) Plan Trustee how to vote the shares of Company common stock allocated to your account, the 401(k) Plan Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

HVBancorp, Inc.

ANNUAL MEETING OF HV BANCORP, INC.

Date: November 15, 2017
Time: 8:00 a.m. (Local Time)
Place: Huntingdon Valley Bank, 2617 Huntingdon Pike, Huntingdon Valley, Pennsylvania, 19006

Please make your marks like this: ☒ **Use dark black pencil or pen only**

The Board of Directors Recommends a Vote **FOR** proposals 1 and 2.

	For	Withhold	
1: Election of Directors, Each to serve for a three-year term.			
01 Travis J Thompson	☐	☐	
02 Scott W Froggatt	☐	☐	

	For	Against	Abstain
2: The ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the year ending June 30, 2018.	☐	☐	☐

Authorized Signature - This section must be completed for your Instructions to be executed.

____________________ Please Sign Here

____________________ Please Date Above

← Please separate carefully at the perforation and return just this portion in the envelope provided. →

HVBancorp, Inc.

Annual Meeting of HV Bancorp, Inc.
to be held on Wednesday, November 15, 2017
for Holders as of September 29, 2017

This voting instruction form is being solicited on behalf of the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/HVBC
- Cast your vote online.
- View Meeting Documents.

OR

Call **TELEPHONE**

866-859-2443
- Use any touch-tone telephone.
- **Have your Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL
- Mark, sign and date your Voting Instruction Form.
- Detach your Voting Instruction Form.
- Return your Voting Instruction Form in the postage-paid envelope provided.

All votes for ESOP participants must be received by 11:59 P.M., Eastern Time, November 12, 2017.

PROXY TABULATOR FOR

HV BANCORP, INC.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

OFFICE #

HV BANCORP, INC.
CONFIDENTIAL ESOP VOTING INSTRUCTIONS
HUNTINGDON VALLEY BANK EMPLOYEE STOCK OWNERSHIP PLAN FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 15, 2017

Dear ESOP Participant:

On behalf of the Board of Directors of HV Bancorp, Inc. (the "Company"), you are receiving the attached Vote Authorization Form to convey to Community Bank of Pleasant Hill, DBA First Trust of MidAmerica (the "ESOP Trustee") your voting instructions on the proposals to be presented at the Company's Annual Meeting of Stockholders to be held at Huntingdon Valley Bank at 2617 Huntingdon Pike, Huntingdon Valley, PA 19006 on Wednesday, November 15, 2017 at 8:00 a.m., Eastern Standard Time ("EST").

The Huntingdon Valley Bank Employee Stock Ownership Plan (the "ESOP") allows participants to direct the ESOP Trustee how to vote the common stock of the Company that has been allocated to the participants' ESOP accounts. As of September 29, 2017, the record date for stockholders entitled to vote at the Annual Meeting, no shares have been allocated to any participant in the ESOP. If no shares have been allocated at the time of the Annual Meeting, each ESOP participant will be deemed to have one share of Company common stock allocated to his or her account for purposes of providing voting instructions to the ESOP Trustee. Therefore, as a participant in the ESOP, you will be deemed to have one share of Company common stock allocated to your account for purposes of issuing directions to the ESOP Trustee regarding the voting of such share at the Annual Meeting.

Mediant is the agent that will receive the ESOP Vote Authorization Forms and tabulate the results. In order to direct the voting of the share deemed allocated to your account, you must either complete, sign and date the ESOP Authorization Form and return it in the accompanying postage-paid envelope to Mediant or you may provide your voting instructions via the Internet or by telephone, as described on the enclosed ESOP Vote Authorization Form. In any event, your voting instructions must be received no later than 11:59 p.m., EST, on November 12, 2017.

The ESOP Trustee will vote the shares of Company common stock deemed allocated to participants' accounts in accordance with the timely received and completed voting instructions, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

YOUR VOTING INSTRUCTIONS MUST BE RECEIVED BY MEDIANT NO LATER THAN 11:59 P.M. EASTERN TIME, NOVEMBER 12, 2017. YOUR INDIVIDUAL VOTE WILL NOT BE REVEALED TO THE COMPANY.

Your confidential vote and the votes of other participants will be tallied by Mediant and the results provided to the ESOP Trustee who will:

1. Vote the shares for which voting instructions are timely received in accordance with such instructions; and

2. Vote the remaining unallocated shares or deemed allocated shares for which no timely instructions have been received in the same proportion as shares for which participants have issued voting instructions, subject to its fiduciary duties under ERISA. If you do not direct the ESOP Trustee how to vote the share of Company common stock deemed allocated to your account, the ESOP Trustee will vote your share in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.